EXHIBIT 23


                CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
TSX Corporation:

We consent to the use of our report included in TSX Corporation's
April 30, 1996 Annual Report on Form 10-K, incorporated by reference herein.


                                   KMPG PEAT MARWICK LLP

El Paso, Texas
February 18, 1997